Exhibit 99.1

Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 1 of 13

UNITED STATES BANKRUPTCY COURT
FOR THE DISTRICT OF DELAWARE

In re Nuo Therapeutics, Inc.
Debtor

Case No. 16-10192 (MFW)
Reporting Period: January 27 - February 29, 2016

MONTHLY OPERATING REPORT *

Required Documents	Form No.	Document Attached	Explanation Attached	Affidavit or Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	✓		
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1a	✓		✓
Schedule of Professional Fees Paid	MOR-1b	✓		
Copies of bank statements				✓
Cash disbursements journals				✓
Statement of Operations	MOR-2	✓		✓
Balance Sheet	MOR-3	✓		
Status of Postpetition Taxes	MOR-4	✓		✓
Copies of IRS Form 6123 or payment receipt				✓
Copies of tax returns filed during reporting period				✓
Summary of Unpaid Postpetition Debts	MOR-4	✓		
Listing of aged accounts payable	MOR-4		✓	
Accounts Receivable Reconciliation and Aging	MOR-5	✓		
Debtor Questionnaire	MOR-5	✓		

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Signature of authorized individual

March 21, 2016
Date

David E. Jorden
Printed name of authorized individual

Acting CEO and Acting CFO
Title of authorized individual

* The information contained herein is provided as required by the Office of the United States Trustee. This Monthly Operating Report has been prepared based on information available to the Debtor as of the ending date in the reporting period shown above, and such information may be incomplete in certain respects. All information contained herein is unaudited and subject to future adjustments, which could be material. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtor's rights or an admission with respect to its Chapter 11 proceedings. The Debtor reserves all rights to amend, modify or supplement this Monthly Operating Report.

Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 2 of 13

In re Nuo Therapeutics, Inc.
Debtor

Case No. 16-10192 (MFW)
Reporting Period: January 27 - February 29, 2016

MOR-1

SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS [1]

	BANK ACCOUNTS					CURRENT PERIOD		FILING TO DATE	
Account number ending in	Business checking (Capital One) 0542	Business money market (Capital One) 9462	Certificate of deposit (Capital One) 4101	Investment (Wilmington Trust) 6389	Cash reserves (Fidelity) 2370	ACTUAL	PROJECTED [2]	ACTUAL	PROJECTED [2]
Beginning cash balance	37,448	283	53,427	-	0	91,158	17,163	40,570	17,163
RECEIPTS									
Revenue collections	135,983	-	-	-	-	135,983	853,492	135,983	853,492
Loans and advances	1,500,000	-	-	-	-	1,500,000	2,000,000	1,500,000	2,000,000
Sweeps from / (to) other accounts	-	-	-	-	-	-	-	-	-
Transfers from other accounts	-	-	-	-	-	-	-	-	-
Proceeds from sale of assets	-	-	-	-	-	-	-	-	-
Other collections	-	79	-	-	-	79	-	79	-
TOTAL RECEIPTS	1,635,983	79	-	-	-	1,636,061	2,853,492	1,636,061	2,853,492
DISBURSEMENTS									
Payroll and payroll taxes	341,687	-	-	-	-	341,687	368,971	341,687	368,971
Sales commissions	13,730	-	-	-	-	13,730	75,000	13,730	75,000
Employee benefits	32,453	-	-	-	-	32,453	60,574	32,453	60,574
Employee travel and entertainment	26,350	-	-	-	-	26,350	50,445	26,350	50,445
Research and development services	-	-	-	-	-	-	11,700	-	11,700
Inventory purchases	8,585	-	-	-	-	8,585	9,844	8,585	9,844
Outside services	10,530	-	-	-	-	10,530	2,823	10,530	2,823
Marketing expense	-	-	-	-	-	-	13,315	-	13,315
Reimbursement expense 1	-	-	-	-	-	-	6,611	-	6,611
Investor relations	-	-	-	-	-	-	3,613	-	3,613
Insurances	47,187	-	-	-	-	47,187	362,309	47,187	362,309
Information technology	-	-	-	-	-	-	1,152	-	1,152
Supplies	-	-	-	-	-	-	3,812	-	3,812
Utilities	160	-	-	-	-	160	-	160	-
Licensing fees	-	-	-	-	-	-	471	-	471
Professional fees, ordinary course	-	-	-	-	-	-	-	-	-
Board of Directors fees	-	-	-	-	-	-	2,823	-	2,823
Excise taxes	5,692	-	-	-	-	5,692	14,016	5,692	14,016
All other operating disbursements	27,321	-	-	-	-	27,321	57,699	27,321	57,699
Bank fees	585	-	-	-	-	585	5,000	585	5,000
Income and business taxes	8,892	-	-	-	-	8,892	93,100	8,892	93,100
Interest, DIP loan new money	-	-	-	-	-	-	2,308	-	2,308
Interest, DIP loan pre-petition roll-up	-	-	-	-	-	-	-	-	-
Fees, DIP loan	67,500	-	-	-	-	67,500	67,500	67,500	67,500
Professional fees, restructuring	170,001	-	-	-	-	170,001	397,708	170,001	397,708
U.S. Trustee fees	-	-	-	-	-	-	-	-	-
Transaction fees	-	-	-	-	-	-	-	-	-
Vendor deposits	30,000	-	-	-	-	30,000	150,000	30,000	150,000
Critical-vendor payments	226,491	-	-	-	-	226,491	650,000	226,491	650,000
Priority claims	-	-	-	-	-	-	-	-	-
KEIP/KERP	-	-	-	-	-	-	-	-	-
All other (sources) / uses	-	-	-	-	-	-	-	-	-
Transfers to other accounts	-	-	-	-	-	-	-	-	-
TOTAL DISBURSEMENTS	1,017,165	-	-	-	-	1,017,165	2,410,792	1,017,165	2,410,792
NET CASH FLOW	618,818	79	-	-	-	618,896	442,700	618,896	442,700
Ending cash balance	$ 656,266	$ 361	$ 53,427	$ -	$ 0	$ 710,054	$ 459,863	$ 659,467	$ 459,863

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	
TOTAL DISBURSEMENTS (January 27, 2016 through February 29, 2016)	1,017,165
SUBTRACT: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	0
ADD: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)	0
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	1,017,165

1. The accounting systems are not primarily designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The numbers presented in the cash flow are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

2. The figures in the Projected column reflect the DIP Budget exhibited in the Interim Order Under Sections 105, 361, 362, 363(c), 363(e), 364(c)(1), 364(c)(2), 364(c)(3), 364(d)(1), 364(e), and 507 of the Bankruptcy Code and Bankruptcy Rules 2002, 4001 and 9014 (I) Authorizing Debtor to Obtain Postpetition Financing; (II) Authorizing Debtor to Use Cash Collateral; (III) Granting Adequate Protection to Prepetition Secured Parties; (IV) Scheduling a Final Hearing and (V) Granting Related Relief, entered on January 28, 2016.

Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 3 of 13 In re Nuo Therapeutics, Inc. Case No. 16-10192 (MFW) Debtor Reporting Period: January 27 - February 29, 2016 BANK ACCOUNTS 1 Bank name Account number Period-end bank balance Capital One Bank (USA) N.A. ending in 0542 693,684.39 Capital One Bank (USA) N.A. ending in 9462 361.30 Capital One Bank (USA) N.A. ending in 4101 53,427.00 Wilmington Trust Corporation 2, 3 ending in 6389 0.00 FMR LLC (Fidelity) 3 ending in 2370 0.15 TOTAL BANK BALANCE 747,472.84 3. In accordance with the request of the Office of the United States Trustee, the Debtor requested this account to be closed on Tuesday, March 8, 2016. 2. Due to this account's balance being zero as of the petition date and as of the end of the Reporting Period, no reconciliation is provided for this account. Investment 1. An attestation regarding the Debtor's bank statements and bank-account reconciliations follows this schedule. MOR-1a Account type Business checking Cash reserves Business money market Certificate of deposit for Maryland Board of Pharmacy

In re Nuo Therapeutics, Inc. Case No. 16-10192 (MFW) Debtor Reporting Period: January 27 - February 29, 2016 March 21, 2016 Signature of authorized individual Date David E. Jorden Acting CEO and Acting CFO Printed name of authorized individual Title of authorized individual MOR-1a ATTESTATION REGARDING BANK ACCOUNTS The above-captioned Debtor hereby submits this attestation regarding disbursement journals and bank-account reconciliations in lieu of providing copies of bank statements and account reconciliations. I attest that each of the bank accounts listed in the preceding schedule is reconciled to monthly bank statements. The Debtor's standard practice is to ensure that each bank account is reconciled to monthly bank statements for each calendar month within 20 days after month end. Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 4 of 13

Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 5 of 13

In re Nuo Therapeutics, Inc.
Debtor

Case No. 16-10192 (MFW)
Reporting Period: January 27 - February 29, 2016

MOR-1b
SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID

This schedule is to include all retained professional payments from case inception to current month.

Payee	Period covered	Amount approved	Payor	Check #/EFT	Check Date paid	Period amount paid Fees	Period amount paid Expenses	Case-to-date amount paid Fees	Case-to-date amount paid Expenses
Winter Harbor LLC	1/27/16 - 1/31/16	29,173.39	Nuo Therapeutics, Inc.	EFT	2/24/2016	26,788.50	2,384.89		
Winter Harbor LLC	2/1/16 - 2/7/16	47,953.15	Nuo Therapeutics, Inc.	EFT	2/26/2016	45,960.00	1,993.15		
Winter Harbor LLC	2/8/16 - 2/14/16	39,556.35	Nuo Therapeutics, Inc.	EFT	2/26/2016	37,656.00	1,900.35		
Winter Harbor LLC	2/15/16 - 2/21/16	53,317.90	Nuo Therapeutics, Inc.	EFT	2/24/2016	51,414.00	1,903.90		
		170,000.79				161,818.50	8,182.29	161,818.50	8,182.29
Dentons US LLP	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-
Ashby & Geddes, P.A.	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-
Epiq Bankruptcy Solutions, LLC	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-
Pepper Hamilton LLP	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-
Robbins, Salomon & Patt, Ltd.	None	-	Nuo Therapeutics, Inc.	None	None	-	-	-	-
		170,000.79				161,818.50	8,182.29	161,818.50	8,182.29

Professional	Role	Notes
Winter Harbor LLC	Debtor's Chief Restructuring Officer and additional personnel	
Dentons US LLP	Debtor's counsel, lead	
Ashby & Geddes, P.A.	Debtor's counsel, local	
Epiq Bankruptcy Solutions, LLC	Debtor's noticing, claims and balloting agent	
Pepper Hamilton LLP	Counsel to the Official Committee of Unsecured Creditors	
Robbins, Salomon & Patt, Ltd.	Counsel to the Ad Hoc Equity Committee

In re Nuo Therapeutics, Inc. Case No. 16-10192 (MFW) Debtor Reporting Period: January 27 - February 29, 2016 Line item Current period Filing to date Revenue Sales, Aurix 123,240 123,240 Sales, Angel 67,791 67,791 Royalties 196,164 196,164 License fees 38,940 38,940 Other sales - - Total revenue 426,135 426,135 Cost of sales Cost of goods sold, Aurix 58,873 58,873 Cost of goods sold, Angel 49,888 49,888 Cost of royalties 15,194 15,194 Cost of license fees - - Other cost of sales 7,597 7,597 Total cost of sales 131,551 131,551 Gross profit 294,584 294,584 Operating expenes Employee compensation and benefits 348,307 348,307 Insurance 29,509 29,509 Rent 24,172 24,172 Travel and entertainment 20,517 20,517 Depreciation and amortization 45,110 45,110 Selling and marketing expense 56,792 56,792 Research and development expense 45,305 45,305 Professional fees 46,324 46,324 Board of Directors fees 17,903 17,903 Other operating expenses 2 68,652 68,652 Total operating expenses 702,590 702,590 Operating profit (408,006) (408,006) Non-operating expenses Interest expense / (income) 243,762 243,762 Reorganization expense / (income) 2 983,258 983,258 Loss / (gain) on asset disposal 2,040 2,040 Other non-operating expense / (income) - - Income-tax expense - - Total non-operating expenses 1,229,060 1,229,060 NET INCOME (1,637,066) (1,637,066) MOR-2 STATEMENT OF OPERATIONS (UNAUDITED) 1 1. The accounting systems are not primarily designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments. 2. See the continuation sheet following Schedule MOR-2 for additional detail regarding these line items. Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 6 of 13

In re Nuo Therapeutics, Inc. Case No. 16-10192 (MFW) Debtor Reporting Period: January 27 - February 29, 2016 Line item Current period Filing to date Other operating expenses Other services 426 426 Investor services 3,786 3,786 Information technology 15,131 15,131 Temporary labor - - Repairs and maintenance - - Supplies 121 121 Office expense 25,336 25,336 State and local taxes 7,149 7,149 Business-development expense (91) (91) Bad-debt expense - - Dues, subscriptions and fees 16,602 16,602 Miscellaneous expense 192 192 Total other operating expenses 68,652 68,652 Reorganization expense / (income) Professional fees, Debtor's Chief Restructuring Officer 224,791 224,791 Professional fees, Debtor's counsel, lead 327,777 327,777 Professional fees, Debtor's counsel, local 94,000 94,000 Professional fees, Debtor's investment banker and related services 61,708 61,708 Professional fees, Debtor's claims and noticing agent 19,400 19,400 Professional fees, DIP lender's counsel, lead and local 120,081 120,081 Professional fees, Unsecured Creditors' Committee counsel 129,000 129,000 Professional fees, Ad Hoc Equity Committee counsel - - U.S. Trustee fees 6,500 6,500 Total reorganization expense 983,258 983,258 MOR-2 CONTINUATION SHEET STATEMENT OF OPERATIONS (UNAUDITED) * * The accounting systems are not primarily designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The numbers presented in this schedule are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments. Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 7 of 13

Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 8 of 13

In re Nuo Therapeutics, Inc.
Debtor

Case No. 16-10192 (MFW)
Reporting Period: January 27 - February 29, 2016

MOR-3
BALANCE SHEET (UNAUDITED) [1]

Line item	Current period	As of petition date
ASSETS		
Current assets		
Cash and cash equivalents	713,454	94,558
Accounts receivable	1,427,261	1,237,057
Intercompany receivable	14,533,197	14,593,348
Other receivables	706,457	474,489
Inventory	175,888	254,764
Deposits	370,371	478,564
Prepaid expenses	719,942	727,665
Deferred costs, current portion	1,136,387	1,091,387
Total current assets	19,782,956	18,951,831
Property, plant and equipment [2]		
Angel machines	225,493	225,493
Aurix centrifuges	924,970	924,970
Computer and office equipment	113,842	113,842
Furniture and fixtures	40,849	40,849
Production equipment	307,851	307,851
Leasehold improvements	32,131	32,131
Software	523,571	523,571
Less: Accumulated depreciation	(1,169,946)	(1,119,749)
Net property, plant and equipment	998,762	1,048,959
Other assets		
Deferred costs, long-term portion	2,273,721	2,379,339
Investment, Aldagen [2]	31,753,381	31,753,381
Intangible assets, net of accumulated amortization [2]	1,804,236	1,830,059
Other long-term assets	18,361	11,986
Total other assets	35,849,699	35,974,765
TOTAL ASSETS	56,631,417	55,975,555
LIABILITIES AND OWNERS' EQUITY		
Liabilities not subject to compromise		
Accounts payable	172,379	-
Accrued compensation and benefits	49,227	-
Accrued expenses	856,671	-
Accrued taxes	31,568	-
Accrued interest	12,803	-
Customer deposits	329,145	-
Debtor-in-possession financing	1,500,000	-
Convertible debt, net of original issue discount	-	-
Deferred revenue	1,033,163	-
Derivative liabilities	-	-
Other long-term liabilities	205,679	-
Total liabilities not subject to compromise	4,190,636	-
Liabilities subject to compromise [3]		
Accounts payable	2,043,235	2,293,463
Accrued compensation and benefits	878,157	950,283
Accrued expenses	693,292	735,733
Accrued taxes	20,206	50,352
Accrued interest	4,529,645	4,529,645
Customer deposits	-	329,145
Debtor-in-possession financing	-	-
Convertible debt, net of original issue discount	1,084,088	981,554
Deferred revenue	-	1,072,103
Derivative liabilities	2,597,930	2,597,930
Other long-term liabilities	-	207,892
Total liabilities subject to compromise	11,846,553	13,748,099
Shareholders' equity		
Mezzanine equity	500,000	500,000
Common stock	405,427	405,427
Additional paid-in capital	125,982,896	125,979,057
Retained earnings / (losses), pre-petition [3]	(84,657,028)	(84,657,028)
Retained earnings / (losses), post-petition	(1,637,066)	-
Total shareholders' equity	40,594,229	42,227,456
TOTAL LIABILITIES AND OWNERS' EQUITY	56,631,417	55,975,555

1. The accounting systems are not principally designed to produce reports that are consistent with the requirements of the Office of the United States Trustee. The numbers presented in this schedule are subject to change as additional information is made available. The information contained herein is provided to fulfill the requirements of the Office of the United States Trustee. All information contained herein is unaudited and subject to future adjustments.

2. With respect to the book value of property, plant and equipment, the subsections of Accounting Standards Codification 360-10 "Property, Plant, and Equipment—Overall" published by the Financial Accounting Standards Board related to impairment or disposal of long-lived assets mandate that long-lived assets, such as property, plant and equipment, and purchased intangible assets subject to amortization, are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Although an impairment test has not yet been performed for the fiscal year ended December 31, 2015, the Debtor expects an asset impairment could be required in one or more asset categories.

3. Pre-petition liabilities and retained earnings continue to be adjusted monthly based on actual pre-petition invoices received and reconciled post-petition.

In re Nuo Therapeutics, Inc. Case No. 16-10192 (MFW) Debtor Reporting Period: January 27 - February 29, 2016 Employee-related taxes Federal tax 5,007 99,443 (104,378) Various ACH 71 State tax 993 15,273 (16,252) Various ACH 14 City tax 8 161 (169) Various ACH 0 School-district tax 8 152 (160) Various ACH 0 Subtotal, employee-related taxes 6,016 115,030 (120,960) 86 Income and business taxes Sales tax 24,216 579 - None None 24,794 Franchise tax 20,120 6,774 - None None 26,894 Income tax - - - None None - All other taxes - - - None None - Subtotal, income and business taxes 44,336 7,353 - 51,688 Taxes included in accounts payable 16,499 25 (14,423) Various ACH 2,101 TOTAL TAXES 66,851 122,407 (135,383) 53,875 Less: Taxes included in accounts payable (16,499) (25) Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 9 of 13 14,423 (2,101) TOTAL ACCRUED TAXES 50,352 122,382 (120,960) 51,774 Ending liability MOR-4 STATUS OF POST-PETITION TAXES Line item Beginning liability Amount withheld, accrued, or expensed Amount paid Date paid Check #/EFT

In re Nuo Therapeutics, Inc. Case No. 16-10192 (MFW) Debtor Reporting Period: January 27 - February 29, 2016 March 21, 2016 Signature of authorized individual Date David E. Jorden Acting CEO and Acting CFO Printed name of authorized individual Title of authorized individual I hereby certify, to the best of my knowledge, that: (1) all federal, state and local post-petition taxes and estimates due and owing for the period indicated above for the Debtor have been paid or that any remaining balance dues are de minimis; and (2) to the extent that tax returns have not been submitted, an extension has been either obtained or requested from the appropriate state or federal agency, or the Debtor is in the process of obtaining or requesting such extension from the appropriate state or federal agency. The above-captioned Debtor hereby submits this attestation regarding the status of post-petition taxes in lieu of providing tax returns and detailed records of paid or unpaid taxes by type and entity. MOR-4 ATTESTATION REGARDING STATUS OF POST-PETITION TAXES Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 10 of 13

Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 11 of 13

In re Nuo Therapeutics, Inc.
Debtor

Case No. 16-10192 (MFW)
Reporting Period: January 27 - February 29, 2016

MOR-4
STATUS OF UNPAID POST-PETITION DEBTS [1]

Line item	Days Outstanding						
	Current	*1-30*	*31-60*	*61-90*	*91-120*	*Over 120*	*Totals*
Accounts payable [2]	65,039	89,511	17,771	57	-	-	172,379
Accrued compensation and benefits	49,227	-	-	-	-	-	49,227
Accrued expenses	856,671	-	-	-	-	-	856,671
Accrued taxes	31,568	-	-	-	-	-	31,568
Accrued interest	12,803	-	-	-	-	-	12,803
Customer deposits	329,145	-	-	-	-	-	329,145
Debtor-in-possession financing	1,500,000	-	-	-	-	-	1,500,000
Convertible debt, net of original issue discount	-	-	-	-	-	-	-
Deferred revenue	1,033,163	-	-	-	-	-	1,033,163
Derivative liabilities	-	-	-	-	-	-	-
Other long-term liabilities	205,679	-	-	-	-	-	205,679
Totals	4,083,295	89,511	17,771	57	-	-	4,190,636

1. All information contained herein is unaudited and subject to future adjustments. Certain debts payable pursuant to orders of the Bankruptcy Court are reflected as current for the purposes of this schedule. All post-petition debts other than aged accounts payable are assumed to be current.

2. Amounts in this line item represent open and outstanding trade vendor invoices, aged based on invoice due date, that have been entered into the Debtor's accounts payable system. These amounts do not include any payables based on accruals for goods provided and/or services performed but for which invoices have not been received. The Debtor expects to pay all amounts not listed as "Current" as soon as practicable. This note is provided in place of a list of aged accounts payable.

In re Nuo Therapeutics, Inc. Case No. 16-10192 (MFW) Debtor Reporting Period: January 27 - February 29, 2016 Current 1-30 31-60 61-90 Over 90 Totals Accounts receivable 3,260 186,360 538,558 154,279 630,525 1,512,982 Less: Allowance for doubtful accounts - - - - (85,721) (85,721) Totals 3,260 186,360 538,558 154,279 544,804 1,427,261 0.2% 13.1% 37.7% 10.8% 38.2% 100.0% Reconciliation of accounts receivable, trade Accounts receivable, net at the beginning of the reporting period 1,237,057 Add: Amounts billed during the period 257,898 Subtract: Amounts collected during the period (67,705) Subtract: Change in allowance for doubtful accounts - Other adjustments 10 Accounts receivable at the end of the reporting period 1,427,261 MOR-5 ACCOUNTS RECEIVABLE RECONCILIATION AND AGING * Line item Days Outstanding * All information contained herein is unaudited and subject to future adjustments. Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 12 of 13

In re Nuo Therapeutics, Inc. Case No. 16-10192 (MFW) Debtor Reporting Period: January 27 - February 29, 2016 # Line item Yes No 1 Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below. x 2 Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below. x 3 Have all post-petition tax returns been timely filed? If no, provide an explanation below. x 4 Are workers' compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. x 5 Has any bank account been opened during the reporting period? If yes, provide documentation identifying the opened account(s). x Explanations 1 2 3 4 5 None required None required MOR-5a DEBTOR QUESTIONNAIRE None required None required None required Case 16-10192-MFW Doc 225 Filed 03/21/16 Page 13 of 13